EXHIBIT 21.1

                                 SUBSIDIARIES OF

                               CHINA FINANCE, INC.


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       Name of Subsidiary                       Jurisdiction of Incorporation
                                                        or Organization
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Value Global International Limited                  British Virgin Island
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Shiji Ruicheng Guaranty and Investment
  Co., Ltd.,                                        P.R. China
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